CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

Supplemental Agreement No. 13

to

Purchase Agreement No. 3866

between

The Boeing Company

and

Alaska Airlines, Inc.

Relating to Boeing Models 737-8 and 737-9 Aircraft

    THIS SUPPLEMENTAL AGREEMENT, entered into as of June 10, 2019, by and between THE BOEING COMPANY (Boeing) and ALASKA AIRLINES, INC. (Customer).

    WHEREAS, the parties hereto entered into Purchase Agreement No. 3866 dated October 10, 2012 (Purchase Agreement), as amended and supplemented, relating to Boeing Models 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft) (collectively Aircraft); and

    WHEREAS, Customer and Boeing have updated the configuration and associated feature pricing for Customer’s 737-9 Aircraft and wish to incorporate said configuration prior to the delivery of Customer’s first 737-9 Aircraft.

    NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.    Purchase Agreement Table of Contents and Tables:

1.1    The Purchase Agreement “Table of Contents,” is hereby deleted in its entirety and replaced with the revised Table of Contents, attached hereto, to reflect the changes made in this Supplemental Agreement No. 13.

1.2     The Purchase Agreement “Table 1B to Purchase Agreement No. PA-03866,” is hereby deleted in its entirety and replaced with revised Table 1B, attached hereto, to reflect the current aircraft configuration and associated feature pricing for this Supplemental Agreement No. 13.

2.    Exhibits:

2.1    Exhibit A-2, “Aircraft Configuration 737-9,” is hereby deleted and replaced in its entirety with revised Exhibit A-2 attached hereto.

3.    Advance Payments:

[***]

The Purchase Agreement will be deemed to be supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY        ALASKA AIRLINES, INC.

By:                By:

Its: Attorney-In-Fact        Its:_______________________

[***]